Filed Pursuant to Rule 497(a)

Registration No. 333-230801

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Issuer/Ticker	Goldman Sachs BDC, Inc. (GSBD)
Tenor	5-year
Total Size	$300mm
IPT	T + 240 bps area
Ratings	Moody’s (Exp): Baa3/Stable Fitch (Exp): BBB-/Stable
Format	SEC Registered
Ranking	Sr Unsecured Note
Settlement	T+2 (February 10, 2020)
Coupon Type	Fixed
First Pay	August 10, 2020
Maturity Date	February 10, 2025
Optional Redemption	Make-Whole, 1 Month Par Call
Change of Control	Yes, 100% (See Red)
Book Runner(s)	Active: BofA (B&D)
Use of Proceeds	Proceeds of this offering will be used to pay down debt under the company’s revolving credit facility
Denominations	2,000 x 1,000

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

No EEA Retail sales/No PRIIPs KID.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Goldman Sachs BDC, Inc. before investing. The preliminary prospectus dated February 6, 2020, which has been filed with the Securities and Exchange Commission, contains this and other information about Goldman Sachs BDC, Inc. and should be read carefully before investing.

The information in the preliminary prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus and this announcement are not offers to sell any securities of Goldman Sachs BDC, Inc. and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

The issuer has filed a registration statement, including a preliminary prospectus, with the SEC. Before you invest, you should read the preliminary prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus if you request it from BofA Securities, Inc. by calling 1-800-294-1322.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.